UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2014

Alere Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of August 31, 2014, our Compensation Committee awarded retention-based restricted stock units (RSU’s) to a number of executives and key employees, including David Teitel, our Chief Financial Officer. Mr. Teitel’s award provides for 15,000 RSU’s vesting one-third on the first anniversary of the grant, one-third on the second anniversary of the grant and one-third on the third anniversary of the grant. The RSUs, which were awarded by the Compensation Committee under and pursuant to the Alere Inc. 2010 Stock Option and Incentive Plan, provide for vesting in full on change of control to the extent that the holder is terminated subsequent to such change of control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

BY:	/s/ Jay McNamara
Jay McNamara Senior Counsel – Corporate & Finance

Dated: September 3, 2014